SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

STG GROUP, INC.

(Name of Registrant as Specified in its Charter)

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STG GROUP, INC.
11091 Sunset Hills Road, Suite 200
Reston, Virginia

To the Stockholders of STG Group, Inc.:

You are cordially invited to attend the 2016 annual meeting of stockholders (the “Annual Meeting”) of STG Group, Inc. (the “Company”) to be held on Thursday, June 23, 2016 at 10:00 a.m., local time, at the offices of Morrison & Foerster LLP, located at 2000 Pennsylvania Avenue, N.W. Suite 6000, Room 5A, Washington, D.C. 20006 to consider and vote upon the following proposals:

1.	To elect the two Class I directors named in the Proxy to serve on the Company’s Board of Directors (the “Board”) until the 2019 annual meeting of stockholders or until their successors are elected and qualified;
2.	To ratify the selection by our Audit Committee of BDO USA LLP to serve as our independent registered public accounting firm for fiscal year 2016;
3.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE FOR DIRECTOR AND “FOR” THE RATIFICATION OF BDO USA LLP TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

The Board has fixed the close of business on April 28, 2016 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the proxy statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

By Order of the Board,

/s/ Simon S. Lee
Chairman of the Board of Directors

This proxy statement is dated April 29, 2016
and is being mailed with the form of proxy on or shortly after April 29, 2016.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote in person at the Annual Meeting.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form.

STG GROUP, INC.
11091 Sunset Hills Road, Suite 200
Reston, Virginia

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 23, 2016

To the Stockholders of STG Group, Inc.:

NOTICE IS HEREBY GIVEN that the 2016 annual meeting of stockholders (the “Annual Meeting”) of STG Group, Inc., a Delaware corporation (the “Company”), will be held on Thursday, June 23, 2016 at 10:00 a.m., local time, at the offices of Morrison & Foerster LLP, located at 2000 Pennsylvania Avenue, N.W. Suite 6000, Room 5A, Washington, D.C. 20006, to consider and vote upon the following proposals:

1.	To elect the two Class I directors named in the Proxy to serve on the Board until the 2019 annual meeting of stockholders or until their successors are elected and qualified;
2.	To ratify the selection by our Audit Committee of BDO USA LLP to serve as our independent registered public accounting firm for fiscal year 2016; and
3.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Only stockholders of record of the Company as of the close of business on April 28, 2016 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote.

Your vote is important. Proxy voting permits stockholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board of Directors. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions included in this proxy statement and on the proxy card.

Even if you plan to attend the Annual Meeting in person, it is strongly recommended you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: www.stginc.com.

By Order of the Board,

/s/ Simon S. Lee
Chairman of the Board of Directors

STG GROUP, INC.
11091 Sunset Hills Road, Suite 200
Reston, Virginia

PROXY STATEMENT

2016 ANNUAL MEETING OF STOCKHOLDERS
To be held on Thursday, June 23, 2016, at 10:00 a.m., local time at the offices of Morrison & Foerster LLP
2000 Pennsylvania Avenue, N.W.
Suite 6000, Room 5A,
Washington, D.C. 20006

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why did you furnish me this proxy statement?

This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of STG Group, Inc., a Delaware corporation (the “Company,” “we,” us,” and “our”), for use at the annual meeting of stockholders (the “Annual Meeting”) to be held on Thursday, June 23, 2016 at 10:00 a.m., local time, at the offices of Morrison & Foerster LLP, located at 2000 Pennsylvania Avenue, N.W. Suite 6000, Room 5A, Washington, D.C. 20006, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. This proxy statement and the enclosed proxy card were first sent to the Company’s stockholders on or about April 29, 2016.

What is included in these materials?

These materials include:

•	This Proxy Statement for the Annual Meeting; and
•	The Company’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission (the “SEC”) on March 30, 2016.

What proposals will be addressed at the Annual Meeting?

Stockholders will be asked to consider the following proposals at the Annual Meeting:

1.	To elect the two Class I directors named in the Proxy to serve on the Board until the 2019 annual meeting of stockholders or until their successors are elected and qualified; and
2.	To ratify the selection by our Audit Committee of BDO USA LLP to serve as our independent registered public accounting firm for fiscal year 2016.

We will also consider any other business that properly comes before the Annual Meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that stockholders vote “FOR” each nominee for Director and “FOR” the ratification of the selection of BDO USA LLP as our independent registered public accounting firm.

Who may vote at the Annual Meeting of stockholders?

Stockholders who owned shares of the Company’s common stock, par value $0.0001 per share, as of the close of business on April 28, 2016 (the “Record Date”) are entitled to vote at the Annual Meeting.

As of the Record Date, there were 16,107,071 issued and outstanding shares of common stock.

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of accountants. In order for us to conduct the Annual Meeting, a majority of our outstanding shares of common stock as of April 28, 2016 must be present at the Annual Meeting. This is referred to as a quorum. On April 28, 2016, there were 16,107,071 shares of common stock outstanding and entitled to vote.

How many votes do I have?

Each share of common stock is entitled to one vote on each matter that comes before the Annual Meeting. Information about the stock holdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and of Management and Related Stockholder Matters” beginning on page 16.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

What is the proxy card?

The proxy card enables you to appoint Charles L. Cosgrove, our Chief Financial Officer, as your representative at the Annual Meeting. By completing and returning the proxy card, you are authorizing Mr. Cosgrove to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended you complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

If I am a stockholder of record of the Company’s shares, how do I vote?

There are three ways to vote:

•	In person. If you are a stockholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.
•	By Internet. You may vote your shares at www.voteproxy.com.
•	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

There are two ways to vote:

•	In person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.
•	By Internet. You may vote your shares at www.voteproxy.com.
•	By Mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers’ unvoted shares on certain “routine” matters, including the ratification of accountants. At the Annual Meeting, these shares will be counted as voted by the brokerage firm in the ratification of accountants.

Brokers are prohibited from exercising discretionary authority on non-routine matters. Proposals one and two are considered non-routine matters, and therefore brokers cannot exercise discretionary authority regarding these proposals for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.

What vote is required to elect directors?

Directors are elected by a plurality of the votes cast at the Annual Meeting. Shares not voted on the election of directors will have no effect on the vote for election of directors.

What vote is required to ratify the selection by our Audit Committee of BDO USA LLP as our independent registered public accounting firm?

Approval of the proposal to ratify the selection of BDO USA LLP as our independent registered public accounting firm requires the affirmative vote of the majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. An abstention will be counted as a vote against this proposal.

Are the Company’s major stockholders obligated to vote “FOR” either of the preceding proposals?

Global Defense & National Security Holdings, LLC (“Global Defense LLC”), and Simon S. Lee Management Trust, Simon Lee Family Trust, AHL Descendants Trust, JSL Descendants Trust and Brian Lee Family Trust (the foregoing trusts, collectively, the “Stockholder Trusts”) are parties to a Voting Agreement, dated as of November 23, 2015 (the “Voting Agreement”). Pursuant to the Voting Agreement, Global Defense LLC and the Stockholder Trusts are obligated to vote “FOR” the proposal to elect the two Class I directors named in the Proxy to serve on the Board until the 2019 annual meeting of stockholders. Global Defense LLC and the Stockholder Trusts may direct the vote with respect to 90.5% of our outstanding common stock in the aggregate.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Annual Meeting and voting in person if you are a stockholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Chief Financial Officer at 11091 Sunset Hills Road, Suite 200, Reston, Virginia 20190, a written notice of revocation prior to the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What happens if I do not indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be voted “FOR” for all the director nominees and the proposals being placed before our stockholders at the Annual Meeting.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who bears the cost of soliciting proxies?

The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

Who can help answer my questions?

You can contact our Chief Financial Officer, Charles L. Cosgrove, at (703) 691-2480 or by sending a letter to Charles L. Cosgrove at the offices of the Company at 11091 Sunset Hills Road, Suite 200, Reston, Virginia 20190 with any questions about the proposals described in this proxy statement or how to execute your vote.

THE ANNUAL MEETING

We are furnishing this proxy statement to you as a stockholder of STG Group, Inc. as part of the solicitation of proxies by our Board for use at our Annual Meeting to be held on Thursday, June 23, or any adjournment or postponement thereof.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held at the offices of Morrison & Foerster LLP, located at 2000 Pennsylvania Avenue, N.W. Suite 6000, Room 5A, Washington, D.C. 20006, on Thursday, June 23, at 10:00 a.m., local time. You are cordially invited to attend the Annual Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

•	To elect the two Class I directors named in the Proxy to serve on the Board until the 2019 annual meeting of stockholders or until their successors are elected and qualified; and
•	To ratify the selection by our Audit Committee of BDO USA LLP to serve as our independent registered public accounting firm for fiscal year 2016.

Record Date, Voting and Quorum

Our Board fixed the close of business on April 28, 2016, as the Record Date for the determination of holders of our outstanding common stock entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the record date, there were 16,107,071 shares of common stock issued and outstanding and entitled to vote. Each share of common stock entitles the holder thereof to one vote.

The holders of common stock entitled to cast a majority of all votes that could be cast by the holders of all of the outstanding common stock, present in person or represented by proxy at the Annual Meeting, constitute a quorum.

Required Vote

The affirmative vote of a plurality of the votes cast at the Annual Meeting by the holders of common stock entitled to vote in the election directors is required to elect directors. Global Defense LLC, and the Stockholder Trusts are parties to the Voting Agreement, pursuant to which Global Defense LLC and the Stockholder Trusts are obligated to vote “FOR” the proposal to elect the two Class I directors named in the Proxy to serve on the Board until the 2019 annual meeting of stockholders;. Global Defense LLC and the Stockholder Trusts may direct the vote with respect to 90.5% of our outstanding common stock in the aggregate.

The approval of the proposal to ratify the selection of BDO USA LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the common stock present in person or represented by proxy and entitled to vote on this matter at the Annual Meeting.

Voting

You can vote your shares at the Annual Meeting by proxy or in person.

You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must complete the enclosed form, called a “proxy card,” and mail it in the envelope provided.

If you complete the proxy card as described above, you will designate our Chief Financial Officer to act as your proxy at the Annual Meeting. He will then vote your shares at the Annual Meeting in accordance with the instructions you have given him through the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting.

Alternatively, you can vote your shares in person by attending the Annual Meeting. You will be given a ballot at the meeting.

While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with the best judgment of Mr. Lee.

A special note for those who plan to attend the Annual Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote at the Annual Meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for each nominee or proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the election of each nominee for Director and “FOR” the ratification of the selection of BDO USA LLP as our independent registered public accounting firm and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our Chief Financial Officer, Charles L. Cosgrove, at (703) 691-2480.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with our Chief Financial Officer, (STG Group, Inc., 11091 Sunset Hills Road, Suite 200, Reston, Virginia 20190) either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Annual Meeting and voting in person.

Simply attending the Annual Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instruction of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of common stock, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the Annual Meeting. For example, you may bring an account statement showing that you beneficially owned shares of STG Group, Inc. as of the record date as acceptable proof of ownership.

Solicitation of Proxies

The Company will bear the cost of soliciting proxies on behalf of the Company. Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. The solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

Neither Delaware law nor our amended and restated Certificate of Incorporation provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any adjournment(s) or postponement(s) of the Annual Meeting, we expect that shares of our common stock, represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Offices

The principal executive offices of our Company are located at STG Group, Inc., 11091 Sunset Hills Road, Suite 200, Reston, Virginia 20190. The Company’s telephone number at such address is (703) 691-2480.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Officers

Certain information, as of April 28, 2016, with respect to each of the current officers and directors is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became an officer or director.

The business address of each director listed below is 11091 Sunset Hills Road, Suite 200, Reston, Virginia 20190.

Name	Age	Position	Year Appointed/ Elected
Simon S. Lee	67	Class III Director	2015
Paul A. Fernandes	56	President	2015
Charles L. Cosgrove	61	Chief Financial Officer	2015
Dale R. Davis	55	Chief Integration Officer	2015
Gavin Long	40	Senior Vice President, Corporate Development	2013
Damian Perl(d)	47	Class III Director	2013
Vice Admiral (ret.) Robert B. Murrett(a)(b)(c)(e)	63	Class I Director	2014
Hon. David C. Gompert(a)(b)(c)(d)(e)	70	Class I Director	2013
Hon. Ronald R. Spoehel(a)(b)(c)(d)	58	Class II Director	2014

(a)	Member of Audit Committee
(b)	Member of Nominating Committee
(c)	Member of Compensation Committee
(d)	Member of Business Performance Committee
(e)	Member of Government Security Committee

Simon S. Lee, Chairman of the Board

Simon S. Lee founded STG Group Holdings, Inc. (“Holdings”), which is now a wholly-owned subsidiary of the Company, in 1986 as the Software Technology Group. Before founding Holdings, Mr. Lee performed in senior technical positions with various technology firms in the Washington, DC area. Mr. Lee served as the Chief Executive Officer of Holdings from its founding until November 2015, and has served as the Company’s Chairman of the Board since November 2015.

Mr. Lee holds a B.S. in Industrial Engineering from Korea University and an M.S. in Systems Engineering from the George Washington University.

Paul A. Fernandes, President

Paul A. Fernandes joined Holdings in 2004 and has served as our President since November 2015.

Mr. Fernandes has previously served as Holdings’ Chief Operating Officer, Senior Vice President, Defense Sector, and Senior Vice President of Holdings’ Civil Agencies Sector.

Mr. Fernandes has a B.S. degree in Management from Bellevue University and served in the U.S. Air Force.

Charles L. Cosgrove, Chief Financial Officer

Charles L. Cosgrove joined the Company in November 2015. From February 2013 until November 2015, Mr. Cosgrove served as Chief Financial Officer and Treasurer for CRGT, Inc., a government information technology contractor overseeing accounting, finance, contracts, and financial operations. From June 2010 until July 2012, Mr. Cosgrove was Executive Vice President and Chief Financial Officer for Comtech Mobile Data Corporation, a wholly owned subsidiary of Comtech Telecommunications Corp. (NASDAQ: CMTL). From June 2008 until February 2010 Mr. Cosgrove served as Vice President & Business Unit Controller for the Government & Infrastructure Unit of KBR Inc. (NYSE: KBR). He holds a BS in Business Administration and Accounting from Georgetown University.

Dale R. Davis, Chief Integration Officer

Mr. Davis has been our Chief Integration Officer since November 2015 and was our Chief Executive Officer, President and Director from July 2013 until November 2015. Prior to his employment as our Chief Integration Officer, Mr. Davis was also employed by Global Strategies Group (“GLOBAL”), where his most recent principal role was as Executive Vice President (Operations), and he was a member of the executive board. Mr. Davis’ role within Global Strategies Group also included oversight of Global Strategies Group corporate development. Mr. Davis joined GLOBAL in February 2006 as the Managing Director of Global Integrated Security (Middle East). In 2010, he was Executive Director, National Security Initiatives for GLOBAL before taking up his post as Executive Vice President (Operations). Prior to joining GLOBAL, Mr. Davis was Security and Brand Enforcement Manager, Middle East, for British American Tobacco between 2004 and 2006. Between 2003 and 2005, he was Adjunct Professor at the Joint Special Warfare University, and prior to that was Director of International Programs at the Virginia Military Institute. Mr. Davis served between 1983 and 1995 as a U.S. Marine Officer with command and staff assignments across Asia and the Middle East. Mr. Davis serves on the Advisory Board of the Council of American Colleges Abroad as well as the Advisory Board of the Department of International Studies, Virginia Military Institute. He holds a B.S. in Electrical Engineering from Virginia Military Institute and an M.A. in National Security Affairs from the Naval Postgraduate School. Mr. Davis brings to our management team thirty years of experience in the defense and national security sectors and ten years of commercial operations and profit and loss leadership experience.

Gavin Long, Senior Vice President, Corporate Development

Mr. Long has served as our Senior Vice President, Corporate Development since February 2016. From November 2015 through January 2016, Mr. Long was Senior Vice President, Corporate Development at GLOBAL. While at GLOBAL, Mr. Long also served as Senior Vice President, Corporate Development from October 2013 through the closing of our initial business combination (the “Business Combination”) in November 2015. Between 2010 and 2013, Mr. Long was a Partner and Managing Director at Civitas Group, a strategy and management consultancy focused on the national security sector. While at Civitas, Mr. Long helped formulate M&A strategies for many of the large defense contractors. Between 2008 and 2010, Mr. Long was Director of Strategy, Development and Planning for BAE Systems, working to establish the U.S. intelligence and security line of business. Prior to BAE Systems, Mr. Long was a Vice President with Imperial Capital, a New York and Los Angeles-based, full service investment bank, between 2004 and 2008. He joined Imperial Capital via the acquisition of USBX Inc., a national security market-focused M&A boutique. Mr. Long has participated in over forty transactions, with an aggregate value of over $4 billion. He began his career with Arthur Andersen Corporate Finance, where he was a part of the Technology M&A practice between 1998 and 2001. Mr. Long holds a B.A. in Philosophy from Appalachian State University.

Damian Perl, Director

Mr. Perl is the Chairman and Chief Executive Officer of Global Strategies Group (GLOBAL), a worldwide business investing and operating in the defense and national security sector, which he founded in 1998. GLOBAL was the sponsor of Global Defense & National Security Systems, Inc. (“GDEF”), the NASDAQ listed SPAC that acquired Holdings in November 2015. He served as Chairman of the Board of the SPAC from its IPO in 2013 until the closing of the Business Combination, and since then has been a board member of the Company. Notably, GDEF was the first SPAC to complete its initial business combination in the defense sector.

Mr. Perl was also previously a director of the NASDAQ listed company GTEC, a company that he had acquired in 2007 (as SFA, Inc. and The Analysis Corporation). After merging and rebranding the two companies as Global Defense Technology & Systems, Inc. (GTEC) and undertaking their transformation, Mr. Perl became a director of GTEC in April 2009 and was instrumental in its initial public offering in November 2009. Mr. Perl remained on the GTEC board after its initial public offering and oversaw two further acquisitions and its ultimate sale in April 2011 to Ares Management LLC.

Mr. Perl began his career with the British military. He is a member of various military associations, the Emerging Markets Private Equity Association and the International Institute for Strategic Studies. He holds a degree in Physiology and Biomechanics. Mr. Perl brings to our Board of Directors over two decades of experience in the defense and national security sectors, and a wealth of experience in counter-terrorism and counter-insurgency.

Hon. David C. Gompert, Director

Mr. Gompert has been our Director since August 2013. He is Distinguished Visiting Professor for National Security Studies at the United States Naval Academy and Adjunct Senior Fellow of the RAND Corporation. Mr. Gompert has served as a Director of Global Integrated Security (USA) Inc., the U.S. security services business of Global Strategies Group, since 2011. Between 2009 and 2011, Mr. Gompert was with the Office of the Director of National Security, initially as the Principal Deputy Director. In 2010, he served as Acting Director of National Intelligence, providing strategic oversight of the U.S. Intelligence Community, and serving as President Barack Obama’s chief intelligence advisor. Between 2004 and 2009, Mr. Gompert was a Senior Fellow at the RAND Corporation and Distinguished Research Professor at the Center for Technology and National Security Policy, National Defense University. From 2003 to 2004, he served as the Senior Advisor for National Security and Defense, Coalition Provisional Authority, Iraq. He served as President of RAND Europe from 2000 to 2003, and was Vice President of RAND and Director of the National Defense Research Institute from 1993 to 2000. Mr. Gompert was a special assistant to former President George H. W. Bush, as well as the senior director for Europe and Eurasia on the staff of the National Security Council from 1990 to 1993. At Unisys from 1989 to 1990, he was president of the systems management group and vice president for strategic planning and corporate development. From 1983 to 1989, he was AT&T’s vice president of civil sales and programs, and its director of international market planning. Mr. Gompert held several senior positions at the State Department from 1975 to 1983, including deputy to the under secretary for political affairs, deputy director of the Bureau of Political-Military Affairs and special assistant to former Secretary of State Henry Kissinger. He is Chairman of the Advisory Board of the Institute for the Study of Early Childhood Education, a Trustee of Hopkins House Academy, and a member of the Advisory Board of the Naval Academy Center for Cyber Security Studies. Mr. Gompert is also a Distinguished Adjunct Professor at Virginia Commonwealth University and a Member of the American Academy of Diplomacy. He holds a B.S. in Engineering from the U.S. Naval Academy and a M.P.A. from Princeton University’s Woodrow Wilson School of Public and International Affairs. Mr. Gompert brings to our Board of Directors experience in senior roles in the defense and national security sectors and private sector executive leadership experience.

Hon. Ronald R. Spoehel, Director

Mr. Spoehel has been our Director since April 2014. Since 2009, Mr. Spoehel has been a private investor and served on a number of public and private company boards of directors. Mr. Spoehel served as Chief Financial Officer of the National Aeronautical and Space Administration from 2007 to 2009. Previously, he served as a Director, Executive Vice President and Chief Financial Officer of ICx Technologies, Inc; as a Director, Executive Vice President and Chief Financial Officer of ManTech International Corporation; as an executive officer of Harris Corporation; and as an executive officer of ICF Kaiser International, following ten years in investment banking. Mr. Spoehel serves on the Board of Profire Energy, Inc. and also serves and has served on the boards of directors of private companies in the U.S. and internationally.

Vice Admiral (ret.) Robert B. Murrett, Director

Vice Admiral (ret.) Murrett has been our director since October 2014. Robert B. Murrett is a professor on the faculty of the Maxwell School of Citizenship and Public Affairs at Syracuse University, and serves as the Deputy Director of the Institute for National Security and Counterterrorism (INSCT) at the University, a position he has held since 2011. He is on the adjunct staff of the RAND Corporation, the Institute for Defense Analyses, and chairs the MITRE Intelligence Advisory Board. He also serves on the Senior Advisory Group for the Network and Space Systems branch of the Boeing Corporation. He is a member of the Board for the Institute for Veterans and Military Families, and is responsible for a series of ongoing research projects between the University and the Syracuse Veterans Administration Medical Center.

Previously, Murrett was a career intelligence officer in the U.S. Navy, serving in assignments throughout the Pacific, Europe, and the Middle East through his thirty-four years of duty, retiring in the grade of Vice Admiral. His duty stations included service as Operational Intelligence Officer for the U.S. Pacific Fleet, Assistant Naval Attaché at the U.S. Embassy in Oslo, Norway, and Director for Intelligence, U.S. Joint Forces Command. For the last ten years, he served as Vice Director for Intelligence, U.S. Joint Chiefs of Staff (2002 to 2006), Director of Naval Intelligence (2005 to 2006), and Director of the National Geospatial-Intelligence Agency (NGA) (2006 to 2010). He holds an undergraduate degree from the University of Buffalo, and a master’s degree from the Walsh School of Foreign Service at Georgetown University.

Corporate Governance

The Board of Directors

Our amended and restated certificate of incorporation provides for a Board of Directors classified into three classes as nearly equal in number as possible, whose terms of office expire in successive years. Our Board of Directors now consists of five directors as set forth below.

Director Independence

The Board of Directors has determined that each of the Hon. David C. Gompert, Vice Admiral (ret.) Murrett and the Hon. Ronald R. Spoehel are independent. The Board of Directors affirmatively determined that no director (other than Messrs. Perl and Lee) has a material relationship with the Company, either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company.

We currently have the following standing committees: the Audit Committee, the Nominating and Governance Committee, the Compensation Committee, the Business Performance Committee and the Government Security Committee. Each of the standing committees of the Board of Directors is composed entirely of independent directors.

Lead Director

In April 2016, the Board, on the recommendation of the independent directors of the Board, created the position of Lead Director. The Hon. Ronald R. Spoehel serves as the Lead Director. In that role, he presides over the Board’s executive sessions, during which our independent directors meet without management, and he serves as the principle liaison between management and the independent directors of the Board. The Lead Director also:

•	determines the agenda of the executive sessions in consultation with the other independent directors;
•	provides timely agreed upon feedback to the Board and the Chairman from the executive sessions;
•	has the authority to call meetings of the independent directors, which is in addition to the authority that any director of any committee of directors may have to call meetings in accordance with the Board resolutions or the charter controlling the governance of such committee;
•	consults with and advises the Chairman and Chief Executive Officer regarding Board meeting agendas and frequency and all information sent to the Board, including the quality, quantity, appropriateness and timeliness of such information;
•	provides such assistance and cooperation in preparation for and conduct of Board meetings as the Chairman may request;
•	is available, when appropriate, for consultation and direct communication with major stockholders, lenders and relevant financial institutions; and
•	works in conjunction with the Compensation Committee and members of the Board and other committees as appropriate to evaluate the performance of the Chief Executive Officer and deliver the annual performance evaluation to the Chief Executive Officer together with the Chairman of the Compensation Committee.

Committee Membership, Meetings and Attendance

During the fiscal year ended December 31, 2015, 7 meetings of the Board were held.

The Nominating and Governance, Audit and Compensation Committees each adopted new charters in December 2015. During the fiscal year ended December 31, 2015:

•	the Nominating and Governance Committee held 1 meeting;
•	the Audit Committee held 3 meetings;
•	the Compensation Committee held 1 meeting;

Each of our incumbent directors attended or participated in at least 75% of the meetings of the Board of Directors and the respective committees of which he is a member held during the period such incumbent director has been a director during fiscal year ended December 31, 2015.

We encourage all of our directors to attend our annual meetings of stockholders. There was 1 member of the Board in attendance at our last Annual Meeting.

Audit Committee

We have an Audit Committee of the Board of Directors which consists of the Hon. David C. Gompert, Vice Admiral (ret.) Murrett and the Hon. Ronald R. Spoehel (Chair). Our Board of Directors has determined that each of the Hon. David C. Gompert, Vice Admiral (ret.) Murrett and the Hon. Ronald R. Spoehel is an independent director. The Audit Committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

•	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the Board whether the audited financial statements should be included in our Form 10-K;
•	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;
•	discussing with management major risk assessment and risk management policies;
•	monitoring the independence of the independent auditor;
•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;
•	reviewing and approving all related-party transactions;
•	inquiring and discussing with management our compliance with applicable laws and regulations;
•	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;
•	appointing or replacing the independent auditor;
•	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and
•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies.

The Audit Committee will at all times be composed exclusively of “independent directors” who are “financially literate.” We define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, we have and intend to continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The Board has determined that the Hon. Ronald R. Spoehel qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Our Audit Committee has a formal written charter, which has been posted on the Company’s website and can be found at www.stginc.com.

Nominating and Governance Committee

We have a Nominating and Governance Committee (the “Nominating Committee”) of the Board, which consists of the Hon. David C. Gompert (Chair), Vice Admiral (ret.) Murrett and the Hon. Ronald R. Spoehel. The Nominating Committee is responsible for overseeing the selection of persons to be nominated to serve on our Board of Directors. The Nominating Committee considers persons identified by its members, management, stockholders, investment bankers and others.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which are specified in our Nominating Committee Charter, generally provide that persons to be nominated:

•	should have demonstrated notable or significant achievements in business, education or public service;
•	should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and
•	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of our stockholders.

The Nominating Committee has a formal written charter, which has been posted on the Company’s website and can be found at www.stginc.com.

The Nominating Committee will consider a number of qualifications relating to management and leadership experience, background, integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The Nominating Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The Nominating Committee does not distinguish among nominees recommended by stockholders and other persons.

Stockholders wishing to recommend a nominee for director are to submit such nomination in writing, along with any other supporting materials the stockholder deems appropriate, to our Secretary at the Company’s corporate offices at 11091 Sunset Hills Road, Suite 200, Reston, Virginia 20190.

Compensation Committee

The Compensation Committee has overall responsibility for succession planning and determining and approving the compensation of our Chief Executive Officer and reviewing and approving the annual base salaries and annual incentive opportunities of our executive officers. The Company may utilize the services of independent consultants to perform analyses and to make recommendations relative to executive compensation matters. These analyses and recommendations are conveyed to the Compensation Committee, and the Compensation Committee takes such information into consideration in making its compensation decisions. The Compensation Committee has adopted a formal written charter, which has been posted to the Company’s website and can be found at www.stginc.com. The Compensation Committee consists of the Hon. David C. Gompert (Chair), the Hon. Ronald R. Spoehel, and Vice Admiral (ret.) Murrett.

Audit Committee Report*

The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 16, as amended (Codification of Statements on Auditing Standards, AU sec. 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”). Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by:

Audit Committee of the Board of Directors

Hon. Ronald R. Spoehel
Hon. David C. Gompert
Vice Admiral (ret.) Robert B. Murrett

*	The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

Board Leadership Structure and Role in Risk Oversight

Currently, we have a President, Mr. Fernandes, but we do not have a Chief Executive Officer. Pursuant to the Stock Purchase Agreement dated June 8, 2015, by and among the Company, the Stockholder Trusts and the other parties thereto (the “Business Combination Agreement”), at the closing of the Business Combination, Mr. Lee was appointed as our Chairman of the Board, and he continues to serve in that position. Additionally, Mr. Lee is Trustee for three of the five Stockholder Trusts, which collectively own 57.9% of our outstanding common stock. In light of the foregoing, the Board has created the position of Lead Director, upon the recommendation of the independent directors, as further described above. The Hon. Ronald R. Spoehel is our Lead Director. Our Board of Directors believes the Company and its stockholders are well-served by this leadership structure.

The Board is actively involved in overseeing our risk management processes. The Board focuses on our general risk management strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to the Board include consideration of the challenges and risks of our business, and the Board and management actively engage in discussion on these topics. In addition, each of the Board’s committees considers risk within its area of responsibility. For example, the Audit Committee provides oversight to legal and compliance matters and assesses the adequacy of our risk-related internal controls. The Compensation Committee considers risk and intends to structures our executive compensation programs to provide incentives to reward appropriately executives for growth without undue risk taking.

Director Recommendations and Nominations

The Nominating and Governance Committee of the Board is responsible for assembling and maintaining a list of qualified candidates to serve on the Board, and it periodically reviews this list and researches the talent, skills, expertise, and general background of these candidates. The Board will from time to time review and consider candidates recommended by stockholders. Stockholder recommendations should be submitted in writing to: STG Group, Inc., 11091 Sunset Hills Road, Suite 200, Reston, Virginia 20190, Attention: Secretary.

Whether recommended by a stockholder or chosen by the independent directors, a candidate will be selected for nomination based on his or her talents and the needs of the Board. Although the Board does not have a formal diversity policy, it is expected that the independent directors will consider such factors as they deem appropriate to assist in developing a Board and committees that reflect a diversity of experience and are comprised of experienced and seasoned advisors. These factors may include decision-making ability, judgment, personal integrity and reputation, experience with businesses and other organizations of comparable purpose and size, experience as an executive with a publicly traded company, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. Director candidates are evaluated in view of the criteria described above, as well as other factors deemed to be relevant by the Board, through reviews of biographical and other information, input from others, including members of the Board and executive officers of the Company, and personal discussions with the candidate when warranted by the results of these other assessments.

Procedures for Contacting Directors

The Board has established a process for stockholders to send communications to the Board. Stockholders may communicate with the Board generally or a specific director at any time by writing to the Company’s Secretary, STG Group, Inc., 11091 Sunset Hills Road, Suite 200, Reston, Virginia 20190, Attention: Secretary. We review all messages received, and forward any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to the Board. Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to the Board generally, to the Chairman of the Board or the Lead Director, if appropriate. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest are not forwarded to the Board.

Code of Ethics

We have adopted a code of ethics that applies to all of our directors, executive officers and employees. The code of ethics codifies the business and ethical principles that govern all aspects of our business.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Act of 1934, the Company’s directors and executive officers, and any persons holding 10% or more of its common stock, are required to report their beneficial ownership and any changes therein to the Commission and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons, the Company believes that during the fiscal year ended December 31, 2015 all Section 16(a) filing requirements applicable to such persons were met in a timely manner, except that due to an administrative error by the Company, there was a late Form 3 filed by the Hon. Ronald R. Spoehel and Vice Admiral (ret.) Murrett.

EXECUTIVE COMPENSATION

As an emerging growth company, the Company has reduced disclosure obligations regarding executive compensation and is subject to the rules applicable to “smaller reporting companies,” as such term is defined under the Securities Act, which require compensation disclosure for the Company’s principal executive officer and the next two most highly-compensated executive officers.

Included in this discussion is information for our named executive officers. All executive officers of the Company prior to the Business Combination resigned in connection with the Business Combination, and were not compensated by the Company for their services.

The tabular disclosure and discussion that follow describe the Company’s executive compensation program during the most recently completed fiscal year, ended December 31, 2015, with respect to the Company’s named executive officers, including Paul A. Fernandes, the Company’s President, Charles L. Cosgrove, the Company’s Chief Financial Officer and Dale R. Davis, the Company’s Chief Integration Officer.

Compensation Policies

We seek to provide total compensation packages that are competitive, tailored to the unique characteristics and needs of the Company within our industry, and that adequately reward our executives for their roles in creating value for our stockholders. The Company’s goal is to be competitive in our executive compensation with other similarly situated companies in our industry. The compensation decisions regarding the Company’s executives are based on our need to attract individuals with the skills necessary to achieve our business plan, to reward those individuals fairly over time, and to retain those individuals who continue to perform at or above the Company’s expectations.

Our executives’ compensation consists of three primary components: salary, incentive bonus and stock-based awards issued under an incentive plan. We are in the process of determining the appropriate level for each compensation component based in part, but not exclusively, on our view of internal equity and consistency, individual performance, our performance and other information deemed relevant and timely.

Summary Compensation Table

The following table presents summary information regarding the total compensation for the years ended December 31, 2015 and 2014, for our named executive officers. The information for 2014 relates to compensation paid to our named executive officers by Holdings. The information for 2015 relates to compensation paid by Holdings up through November 23, 2015, the date of the Business Combination, and by the Company from that date through the end of 2015, except as disclosed in footnote 3 below.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)
Paul A. Fernandes,	2015	439,939	—	—	—	—	18,276	482,305
President(1)	2014	400,752	—	—	180,301	—	75,555	690,355
Charles L. Cosgrove,	2015	36,218	—	—	—	—	—	36,218
Chief Financial Officer(2)
Dale R. Davis, Chief Integration Officer(3)	2015	15,902	—	—	—	—	324	16,226

(1) The amount shown as salary for 2015 consists of $392,392 related to Mr. Fernandes’ employment by Holdings prior to the closing of the Business Combination on November 23, 2015, and $47,007 related to Mr. Fernandes’ employment by the Company after the consummation of the Business Combination.

(2) Mr. Cosgrove commenced employment with Holdings on November 6, 2015, and continued employment with the Company upon consummation of the Business Combination. The amount shown as salary for 2015 consists of $10,995 related to Mr. Cosgrove’s employment by Holdings prior to the closing of the Business Combination on November 23, 2015, and $25,223 related to Mr. Cosgrove’s employment by the Company after the consummation of the Business Combination.

(3) Mr. Davis was an executive officer and director of the Company prior to the consummation of the Business Combination, for which he received no compensation from the Company. On June 1, 2015, Global Defense LLC granted incentive units to Mr. Davis. The holders of the incentive units have the right to receive a portion of the profits from any liquidity realized by Global Defense LLC on its investment in Company common stock, after Global Defense LLC has received a return equal to the cost of its Company common stock, its costs and expenses related to such Company common stock, and a specified compound return on both of the foregoing. Mr. Davis resigned his role in connection with the Business Combination and was hired as the Company’s Chief Integration Officer on November 30, 2015. The amount included in “All Other Compensation” is the fair market value of the incentive units granted to Mr. Davis as of the date of grant, as determined by a third party valuation firm.

(4) All other compensation for Mr. Fernandes in 2015 consists of discretionary contributions by the Company under the deferred compensation plan on his behalf. All other compensation for Mr. Fernandes in 2014 consists of $61,654 in paid time off payments and $13,901 in discretionary contributions by the Company under the deferred compensation plan on his behalf.

Executive Agreements

Paul Fernandes

In connection with the closing of the Business Combination, we entered into an employment agreement with Paul Fernandes (the “Fernandes Employment Agreement”), providing that Mr. Fernandes would serve as the Company’s President beginning on the Closing Date. Pursuant to the Fernandes Employment Agreement, the Company will pay Mr. Fernandes an annual salary of $400,752, and Mr. Fernandes will be entitled to participate in all of the employee benefit plans and arrangements generally provided from time to time to senior executive officers of the Company.

Pursuant to the Fernandes Employment Agreement, in the event of the termination of his employment by the Company without Cause (as defined in the Fernandes Employment Agreement) or by Mr. Fernandes for Good Reason (as defined in the Fernandes Employment Agreement), Mr. Fernandes would be entitled to cash severance equal to the sum of 18 months of his annual base salary in effect immediately prior to the date of termination.

Charles Cosgrove

In connection with the closing of the Business Combination, we entered into an employment agreement with Charles L. Cosgrove (the “Cosgrove Employment Agreement”), providing that Mr. Cosgrove would serve as the Company’s Chief Financial Officer beginning on the Closing Date. Pursuant to the Cosgrove Employment Agreement, the Company will pay Mr. Cosgrove an annual salary of $330,000. Mr. Cosgrove will be eligible to participate in the Company’s Annual Incentive plan, at up to a 50% target of his salary, and will be eligible to participate in the Company’s deferred compensation plan. Mr. Cosgrove also will be entitled to participate in all of the employee benefit plans and arrangements generally provided from time to time to senior executive officers of the Company.

In addition, upon any termination of Mr. Cosgrove’s employment by the Company without Cause (as defined in the Cosgrove Employment Agreement) or by Mr. Cosgrove for Good Reason (as defined in the Cosgrove Employment Agreement) within one year of his start date for any reason other than for Cause, he will be eligible for one month of severance equal to his then-current base salary, for each completed month of service. If the Company terminates Mr. Cosgrove’s employment on or after one year of his start date for any reason other than for Cause, he will be eligible for twelve months’ severance equal to his current base salary.

Dale R. Davis

On November 30, 2015, we entered into an employment agreement with Dale Davis, which was amended on April 29, 2016 (as amended, the “CIO Employment Agreement”), providing that Mr. Davis would serve as the Company’s Chief Integration Officer beginning on November 30, 2015. Pursuant to the CIO Employment Agreement, the Company will pay Mr. Davis an annual salary of $346,000. Mr. Davis will be eligible to participate in the Company’s Annual Incentive plan, at up to a 50% target of his salary, and will be eligible to participate in the Company’s deferred compensation plan. Mr. Davis also will be entitled to participate in all of the employee benefit plans and arrangements generally provided from time to time to senior executive officers of the Company.

Pursuant to the CIO Employment Agreement, in the event of the termination of his employment by the Company without Cause (as defined in the CIO Employment Agreement) or by Mr. Davis for Good Reason (as defined in the CIO Employment Agreement), Mr. Davis would be entitled to cash severance equal to six months of his base salary in effect immediately prior to the date of termination, with one additional month of severance per year of service for the first three years of service, up to a maximum of nine months of severance in the aggregate.

Annual Cash Incentive Awards

None of the named executive officers received a cash incentive bonus under this plan in 2015. The Company is in process of adopting its annual incentive plan for 2016.

Deferred Compensation

Mr. Fernandes participated in a deferred compensation plan sponsored by Holdings prior to closing the Business Combination for employees classified as Vice Presidents and above. The deferred compensation plan provided that participants could make deferral contributions, which could range from 0% to 75% of an employee’s non-bonus compensation and 0% to 100% of an employee’s bonus compensation. Holdings could make discretionary employer contributions, as determined by Holdings in its sole discretion from time-to-time in writing. No matching contributions were available under the plan. The vesting schedule for employer contributions was: (i) zero years of service = 33% vested; (ii) one year of service = 33% vested; (iii) two years of service = 66% vested; (iv) three years of service = 100% vested. A participant was 100% vested in his employer contributions upon retirement eligibility (age 55 and 0 years of service), death, or disability. Participants could elect to receive distributions in a lump-sum or installments for deferral contributions and employer contributions, upon (i) a specified date or (ii) separation from service. Mr. Fernandes elected to have his service end date as the date of payment (or beginning of payments in the event of installments). Participants received a lump-sum payment in the event of death. Lump sums were paid on the 1st day of the month following the payment-triggering event. Installment payments started on that date and were payable annually thereafter over a time period of 2 to 10 years as elected by the participant. Employer contributions automatically vested upon a change in control. A change in control also triggered payment to the participant in a lump sum. The Business Combination triggered the automatic vesting of employer contributions and payment to Mr. Fernandes in a lump sum.

Phantom Stock Appreciation Awards

Prior to closing the Business Combination, Holdings sponsored a management incentive plan under which participants, including Mr. Fernandes, received phantom stock appreciation rights called “participation rights” which shared in the increase in the value of Holdings. This plan was terminated in connection with closing the Business Combination. The value of each participation interest was the increase in the value of Holdings since the award date multiplied by the percentage stated in the award agreement. Participants vested on a daily basis over a three-year period. If the participant remained employed through the 5th anniversary date, payments were made in three installments: (i) 1/3 of the participant’s plan account on the first business day on or immediately after the 5th anniversary of the grant date; (ii) ½ of the participant’s plan account is paid on the 6th anniversary date of the grant date; and (ii) the remaining balance in the participant’s plan account is paid as of the 7th anniversary date of the grant date. If there was a change in control, a participant became fully vested in his or her plan account if the participant had not had a separation from service on the date a change of control occurred. Upon a change of control, all earned amounts payable that had not been fully paid were paid in a single lump sum within five (5) business days of such change of control. Upon closing of the Business Combination this plan was terminated.

In 2015, Mr. Fernandes received no compensation under the Management Incentive Plan.

Outstanding Equity Awards at Fiscal Year-End

As of December 31, 2015, there were no outstanding equity awards to the Company’s principal executive officer or any of its named executive officers. Pursuant to his employment agreement, Mr. Cosgrove has the right to a grant of options to purchase $500,000 of Company common stock, but these options have not yet been granted.

DIRECTOR COMPENSATION

The Company’s existing directors, other than the Chairman of the Board, are entitled to receive annual cash retainers of $60,000, an annual cash payment of $5,000 for each committee on which such director sits, as well as an initial one-time cash payment for our independent directors. In addition, our existing independent directors were granted options to purchase shares of Company common stock in December 2015. Subject to Board approval, our Lead Director is anticipated to receive, an annual cash retainer of $90,000, and is also anticipated to be entitled to receive awards of equity compensation at twice the rate for other independent directors.

Director Compensation Table

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards Compensation ($)(1)(2)	Non-equity incentive plan ($)	Non-qualified deferred Compensation earnings ($)	All other compensation ($)	Total ($)
Simon S. Lee	—	—	—	—	—	—	—
Damian Perl	—	—	—	—	—	—	—
Hon. Ronald R. Spoehel	64,479	—	8,987	—	—	—	73,466
Hon. David C. Gompert	94,479	—	8,987	—	—	—	103,466
Vice Admiral (ret.) Robert B. Murrett	41,979	—	8,987	—	—	—	50,966
Dale R. Davis(3), (4)	—	—	—	—	—	324	324
Dean Popps(5)	67,500	—	—	—	—	—	67,500
Craig Dawson(4) (5)	—	—	—	—	—	324	324

(1) The amounts shown represent the aggregate grant date fair value of the option awards granted to each director during 2015. The fair value of the awards was determined using the valuation methodology and assumptions set forth in note 12 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

(2) Option awards with respect to 11,112 shares of Company common stock pursuant to the Company’s 2015 Omnibus Incentive Plan.

(3) Mr. Davis resigned as a director on November 23, 2015 in connection with the closing of the Business Combination.

(4) On June 1, 2015, Global Defense LLC granted incentive units to Mr. Davis. and Mr. Dawson. The holders of the incentive units have the right to receive a portion of the profits from any liquidity realized by Global Defense LLC on its investment in Company common stock, after Global Defense LLC has received a return equal to the cost of its Company common stock, its costs and expenses related to such Company common stock, and a specified compound return on both of the foregoing. The amount included in “All Other Compensation” is the fair market value of the incentive units granted to Messrs. Davis and Dawson as of the date of grant, as determined by a third party valuation firm.

(5) Messrs. Popps and Dawson resigned as directors on February 5, 2015.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND OF MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding beneficial ownership of shares of common stock of the Company as of the Closing Date, after giving effect to the Stock Dividend (as defined below), by:

•	each person who is the beneficial owner of more than 5% of the outstanding shares of the Company’s common stock;

•	each of the Company’s executive officers and directors; and

•	all executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Beneficial ownership of common stock of the Company is based on 16,107,071 shares of common stock of the Company issued and outstanding as of November 23, 2015, the date the Business Combination was consummated, after giving effect to the stock dividend (the “Stock Dividend”) of one share for every 1.06 shares of stock owned by each record holder of shares of the Company’s common stock as of the record date of November 23, 2015.

 Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

	Shares of Common Stock Beneficially Owned
	Number	Percent(1)
Global Defense & National Security Holdings LLC (2)	4,246,462	26.4%
Julie Lee (3)	986,258	6.2%
Simon S. Lee Management Trust (4)	8,319,080	51.6%
Officers and Directors
Simon S. Lee (4)	9,351,852	57.9%
Hon. David Gompert	-	-
Vice Adm. (ret.) Robert B. Murrett	-	-
Damian Perl (2)	4,246,462	26.4%
Hon. Ronald R. Spoehel	-	-
Paul Fernandes	-	-
Charles L. Cosgrove	-	-

Dale R. Davis (5)	-	-
Gavin Long (5)	-	-

(1) Based on a total of 16,107,071 shares of the Company’s common stock issued and outstanding as of April 22, 2016.

(2) Global Defense LLC, is the record holder of all of these shares. Mr. Perl, a Director, is the ultimate beneficial owner of Global Defense LLC and has beneficial ownership of Global Defense LLC’s interests in the Company. The Schedule 13D/A filed by Global Defense LLC and Mr. Perl on November 25, 2015 (the “Schedule 13D/A”), states that Global Defense LLC and Mr. Perl may be deemed part of a “group” with (i) the Stockholder Trusts, which are the other stockholders party to the Voting Agreement, (ii) Simon S. Lee, as Trustee of the Simon S. Lee Management Trust, the JSL Descendants Trust and the Brian Lee Family Trust and (iii) Julie S. Lee, as Trustee of the Simon Lee Family Trust and the AHL Descendants Trust. As a result, Global Defense LLC and Mr. Perl may be deemed to beneficially own the 10,338,110 shares owned by the other group members. Global Defense LLC and Mr. Perl disclaim beneficial ownership of such shares.

(3) Julie Lee is Trustee for the Simon Lee Family Trust (493,129 shares) and the AHL Descendants Trust (493,129 shares). The Schedule 13D/A states that the Ms. Lee may be deemed part of a “group” with (i) the Stockholder Trusts, (ii) Simon S. Lee, as Trustee of the Simon S. Lee Management Trust, the JSL Descendants Trust and the Brian Lee Family Trust and (iii) Global Defense LLC and Mr. Perl. As a result, Ms. Lee may be deemed to beneficially own the 13,598,314 shares owned by the other group members. Ms. Lee disclaims beneficial ownership of such shares.

(4) Simon S. Lee is Trustee for the Simon S. Lee Management Trust (8,319,080 shares), JSL Descendants Trust (521,039 shares) and Brian Lee Family Trust (511,733 shares). The Schedule 13D/A states that the Mr. Lee may be deemed part of a “group” with (i) the Stockholder Trusts, (ii) Julie S. Lee, as Trustee of the Simon Lee Family Trust and the AHL Descendants Trust and (iii) Global Defense LLC and Mr. Perl. As a result, Mr. Lee may be deemed to beneficially own the 5,232,720 shares owned by the other group members. Mr. Lee disclaims beneficial ownership of such shares.

(5) On June 1, 2015, Global Defense LLC granted incentive units to Mr. Davis and Mr. Long, who were then employed by both Global Defense LLC and the Company. The holders of the incentive units have the right to receive a portion of the profits from any liquidity realized by Global Defense LLC on its investment in Company common stock, after Global Defense LLC has received a return equal to the cost of its Company common stock, its costs and expenses related to such Company common stock, and a specified compound return on both of the foregoing. Neither Mr. Davis nor Mr. Long has any right to vote the underlying shares of Company common stock owned by Global Defense LLC nor has any decision making authority with respect to the disposition thereof. Messrs. Davis and Long each disclaim beneficial ownership of such underlying shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

A company owned by a party related to the majority stockholder of the Company is both a subcontractor to and customer of the Company on various contracts. As of December 31, 2015, amounts due from this entity totaled $0.02 million. The Company recorded revenue of $0.01 million and $0.11 million, respectively, for the periods from November 24, 2015 through December 31, 2015 and January 1, 2015 through November 23, 2015.

The Company also recorded direct costs of $0.02 million for the period from January 1, 2015 through November 23, 2015, relating to such work performed.

On September 15, 2015, the Company issued a note receivable to one of the Stockholder Trusts for $2.5 million. The note bore interest at 2.35%. The principal and accrued interest was payable in full on the earlier of December 31, 2015 or the closing of the Business Combination. This note was satisfied with the closing of the Business Combination that took effect on November 23, 2015.

All ongoing and future transactions between us and any of our officers and directors and their respective affiliates, including loans by our officers and directors, will be on terms believed by us to be no less favorable than are available from unaffiliated third parties. Such transactions or loans, including any forgiveness of loans, will require prior approval by a majority of our disinterested “independent” directors (to the extent we have any) or the members of our Board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our disinterested “independent” directors (or, if there are no “independent” directors, our disinterested directors) determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties. We will not enter into a business combination or invest alongside any of our directors, officers, any affiliate of ours or of any of our directors or officers or a portfolio company of any affiliate of our directors or officers.

PROPOSALS TO BE CONSIDERED BY STOCKHOLDERS

PROPOSAL ONE
ELECTION OF TWO CLASS I DIRECTORS

Our Board of Directors now consists of five directors, including two Class I directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

The Hon. David C. Gompert and Vice Admiral (ret.) Murrett are nominated for election at this Annual Meeting of stockholders, to hold office until the annual meeting of stockholders in 2019, or until their successors are chosen and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election as directors of each nominee unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

Nominee Biographies

For biographies of each nominee to serve as directors, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Required Vote

The two nominees receiving the highest number of affirmative votes shall be elected as directors. Unless marked to the contrary, proxies received will be voted “FOR” these nominees.

Recommendation

Our Board of Directors recommends a vote “FOR” the election to the Board of Directors of each of the abovementioned nominees.

PROPOSAL TWO
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

We are asking stockholders to ratify the Audit Committee’s selection of BDO USA LLP (“BDO”) as our independent registered public accounting firm for the fiscal year ending December 31, 2016. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. Although this appointment does not require ratification, the Board has directed that the appointment of BDO be submitted to stockholders for ratification due to the significance of their appointment. If stockholders do not ratify the appointment of BDO, the Audit Committee will consider the appointment of another independent registered public accounting firm for the fiscal year ending December 31, 2016. Representatives of BDO are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will respond to appropriate questions.

Change in Auditors

As previously reported, on November 28, 2015, the Company appointed BDO as the Company’s new independent registered public accounting firm, effective immediately. The Audit Committee of the Board of Directors approved the change in the auditors. During the fiscal year ended December 31, 2014, and during all subsequent interim periods through November 28, 2015, the Company did not consult BDO regarding the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company’s financial statements. KPMG previously served as the principal accountants of the Company, which was previously a special purpose acquisition company (“SPAC”) prior to the consummation of the Business Combination.

The report of KPMG LLP on the Company’s financial statements for the fiscal year ended December 31, 2014 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

“As discussed in Note 2 to the financial statements, the Company has adopted Financial Accounting Standards Board Accounting Standards Update No. 2014-10 for the year ended December 31, 2014, which resulted in the Company revising its financial statement presentation by removing references to being a development stage company and eliminating incremental financial reporting requirements to present inception-to-date financial information in the statements of operations, stockholders’ equity and cash flows.”

“As discussed in Note 1 to the financial statements, the Company will cease all operations, except for the purpose of winding up, redeem all public shares outstanding and dissolve and liquidate in the event that the Company does not consummate an initial business combination by July 24, 2015. This condition raises substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters are also discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the fiscal year ended December 31, 2014, and in the subsequent interim periods through November 28, 2015, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the subject matter of the disagreement in their opinion.

During the fiscal year ended December 31, 2014, and in the subsequent interim periods through November 28, 2015, there were no “reportable events” as that term is defined in Item 304(a)(i)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (“Regulation S-K”).

As previously reported, on June 30, 2014, KPMG LLP acquired certain assets of Rothstein Kass, P.A. (d/b/a Rothstein Kass & Company, P.C.) and certain of its affiliates (“Rothstein Kass”), our then-prior independent registered public accounting firm. As a result of this transaction, on June 30, 2014, Rothstein Kass resigned as the independent registered public accounting firm for the Company. Concurrent with such resignation, the Audit Committee approved the engagement of KPMG LLP as the new independent registered public accounting firm for the Company. On August 10, 2014, KPMG LLP completed its client evaluation procedures and accepted the engagement.

The audit report of Rothstein Kass on the Company’s financial statements for the year ended December 31, 2013 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the year ended December 31, 2013 and through the subsequent interim period preceding Rothstein Kass’s resignation, there were no disagreements between the Company and Rothstein Kass on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Rothstein Kass would have caused them to make reference thereto in their report on the Company’s financial statements for such year. During the year ended December 31, 2013 and through the subsequent interim period preceding Rothstein Kass’ resignation, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Fees Billed by our Independent Registered Public Accounting Firm During Fiscal Year 2015 and 2014

Fees for professional services provided by our independent registered public accounting firm for the fiscal year 2015 and 2014 include:

	January 1, 2015 to December 31, 2015	January 1, 2014 to December 31, 2014
Audit Fees(1)	$975,776	52,000
Audit-Related Fees	—	—
Tax Fees(2)	38,156	8,500
All Other Fees	—	—
Total Fees:	$1,013,932	60,500

(1)	Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings. $234,310 was paid to KPMG for services provided in 2015 for services related to quarterly reviews and review of the proxy for the Business Combination prior to the appointment of BDO. $741,466 was paid to BDO for the audit of our consolidated financial statements for 2015, the audit of the Business Combination purchase accounting valuation in 2015 and the audits and quarterly interim reviews of predecessor periods. Audit fees paid to Rothstein Kass for services provided in 2014 were $9,500 while audit fees of $42,500 were paid to KPMG since annexing the engagement from Rothstein Kass.
(2)	Tax Fees. Tax fees consist of fees billed for professional services relating to tax compliance, tax planning, and tax advice. Tax fees paid to KPMG for services provided in 2015 were $9,000. Tax fees of $29,156 were paid to BDO since their appointment as our principal accounting firm. All fees relating to tax in 2014 were for KPMG.

Pre-Approval Policy

Our Audit Committee has adopted a statement of principles with respect to the pre-approval of services provided by the independent registered public accounting firm. In accordance with the statement of principles, the Audit Committee has determined that all non-prohibited services to be provided by the independent registered public accounting firm are to be approved in advance pursuant to a proposal from such independent registered public accounting firm and a request by management for approval.

Vote Required

The ratification of the appointment of BDO requires the vote of a majority of the shares cast on the matter at the Annual Meeting.

Recommendation

Our Board of Directors recommends a vote “FOR” the ratification of the selection by the Audit Committee of BDO as our independent registered public accounting firm.

OTHER MATTERS

Submission of Stockholder Proposals for the 2017 Annual Meeting

We anticipate that the 2017 annual meeting of stockholders will be held no later than June 23, 2017. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2017 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934. Such proposals must be received by the Company at its offices at STG Group, Inc., 11091 Sunset Hills Road, Suite 200, Reston, Virginia 20190 no later than December 30, 2016.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date we first mailed our proxy materials for the preceding year’s annual meeting of stockholders, or not more than 15 days from the public announcement of the meeting if the meeting is first publicly announced less than 90 days prior to the date of the meeting. Accordingly, for our 2017 Annual Meeting, assuming the meeting is held on or about June 23, 2017, notice of a nomination or proposal must be delivered to us no later than January 29, 2017 and no earlier than December 30, 2016. Nominations and proposals also must satisfy other requirements set forth in the Bylaws. If a stockholder fails to comply with the foregoing notice provision or with certain additional procedural requirements under SEC rules, the Company will have authority to vote shares under proxies we solicit when and if the nomination or proposal is raised at the annual meeting of stockholders and, to the extent permitted by law, on any other business that may properly come before the annual meeting of stockholders and any adjournments or postponements. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•	If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at STG Group, Inc., 11091 Sunset Hills Road, Suite 200, Reston, Virginia 20190, to inform us of his or her request; or
•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the Securities and Exchange Commission. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the Securities and Exchange Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549-1004. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the Securities and Exchange Commission’s site on the Internet, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.

Any requests for copies of information, reports or other filings with the Securities and Exchange Commission should be directed to STG Group, Inc., 11091 Sunset Hills Road, Suite 200, Reston, Virginia 20190, Attn: Chief Financial Officer.

STG GROUP, INC.

11091 Sunset Hills Road, Suite 200

Reston, Virginia 20190

June 23, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF STG GROUP, INC.

The undersigned hereby appoints Charles L. Cosgrove with the power to appoint his substitute, and hereby authorizes him to represent and vote, as designated below, all the shares of Common Stock of STG Group, Inc. (the "Company") held of record by the undersigned at the close of business on April 28, 2016 at the Annual Meeting of Stockholders to be held at the offices of Morrison & Foerster LLP, located at 2000 Pennsylvania Avenue, N.W. Suite 6000, Room 5A, Washington, D.C. 20006 on Thursday, June 23, 2016, at 10:00 a.m., local time, or any adjournment or postponement thereof (the "Meeting") and authorizes and instructs said proxies to vote in the manner directed below.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each nominee and FOR on Proposal 2. In his discretion, the proxy is authorized to vote upon such other matters as may properly come before the Meeting or any adjournments of the Meeting.

(Continued and to be signed on the reverse side.)

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

STG GROUP, INC.

June 23, 2016

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
This Proxy Statement and 2015 Annual Report on Form 10-K are available at:
http://www.stginc.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00000333000000000000 5 062316

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES AND "FOR" PROPOSAL TWO. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Nominees

	FOR	AGAINST	ABSTAIN
01 - The Hon. David C. Gompert	☐	☐	☐
02 - Vice Admiral (ret.) Robert B. Murrett	☐	☐	☐
2. Ratification of the selection by the Audit Committee of BDO USA LLP to serve as our independent registered public accounting firm for fiscal year 2016.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

STG GROUP, INC.

June 23, 2016

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
This Proxy Statement and 2015 Annual Report on Form 10-K are available at:
http://www.stginc.com

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

00000333000000000000 5 062316

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES AND "FOR" PROPOSAL TWO.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Nominees	FOR	AGAINST	ABSTAIN
01 - The Hon. David C. Gompert	☐	☐	☐
02 - Vice Admiral (ret.) Robert B. Murrett	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.